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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 12, 1996
                                                          --------------


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                  in respect of

                 THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY
                 ----------------------------------------------
                                     ACCOUNT
                                     -------
             (Exact name of Registrant as specified in its charter)


                         Commission file number 33-20083

                 New Jersey                           22-1211670
                 -----------------------------------------------
        (State or other jurisdiction of (IRS Employer Identification No.)
          incorporation or organization)


                 751 Broad Street, Newark, New Jersey 07102-2992
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (201) 802-6000
                      ------------------------------------
              (Registrant's Telephone Number, including area code)


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ITEM 4 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a)   Previous independent accountants

(i) On March 12, 1996, Deloitte & Touche LLP was dismissed as the independent accountants of the Registrant.

(ii) Deloitte & Touche LLP's report on the 1994 financial statements contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Additionally, Deloitte & Touche LLP has advised us that the report they expect to issue on the 1995 financial statements will contain no adverse opinion or disclaimer of opinion and will not be qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The Board of Directors of The Prudential Insurance Company of America approved the recommendation by its Auditing Committee to change independent accountants. The Auditing Committee of The Prudential Insurance Company of America supervises the audit activities in respect of Affiliates, including the Registrant.

(iv) In connection with its audits for the two most recent fiscal years, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of the accountant, would have caused them to make a reference to the matter in their report.

(v) The Registrant has requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statement. A copy of such letter dated, March 19, 1996 is filed as Exhibit 16 to this Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

             The Prudential Variable Contract Real Property Account
                                  (Registrant)

Date: March 19, 1996                                  By: /s/ Esther H. Milnes
      --------------                                     ---------------------
                                                          Esther H. Milnes
                                                          Vice President

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